FPF P1 08/20

SUPPLEMENT DATED AUGUST 31, 2020

TO THE PROSPECTUS DATED JULY 10, 2020

FOR FRANKLIN ETF TRUST

 Franklin Equity Portfolio Fund

Franklin Fixed Income Portfolio Fund

I.  The “Your Account – Account Policies – Calculating Share Price - Security Valuation – Foreign Securities – Potential Impact of Time Zones and Market Holidays” section of the prospectus is replaced with the following:

Security Valuation – Foreign Securities – Potential Impact of Time Zones and Market Holidays

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed before 1 p.m. Pacific time on each day that the Fund is open. Occasionally, events occur between the time at which trading in a foreign security is completed and 1 p.m. Pacific time that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as “time-zone arbitrage.” Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed. Trading by these investors, often referred to as “arbitrage market timers,” may dilute the value of the Fund’s shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time-zone arbitrage, and in accordance with procedures established and approved by the Fund’s board of trustees, the investment manager monitors price movements by using a fair value pricing service offered through an independent pricing vendor.

The fair value pricing service is used to estimate the price of a security in a liquid market at the time of the NAV calculation (1 p.m. Pacific Time).  If certain criteria are met, the foreign securities may be valued using the price from the fair value pricing service. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every Fund’s business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the Funds, and on which the Fund’s NAV is not calculated (in which case, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares). Thus, the calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur , the securities will be valued at fair value determined in good faith in accordance with the Fund’s fair value procedures established and approved by the board of trustees (as described above).

II. The second paragraph under “Your Account – Account Policies – Statements, Reports and Prospectuses” section of the prospectus is replaced with the following:

You also will receive, or receive notice of the availability of, the Fund's financial reports every six months as well as an annual updated prospectus. MyFi investors will be automatically enrolled in Franklin Templeton’s electronic delivery program for their shareholder documents. See www.myfirobo.com for more information about terms and services of the MyFi platform. If you are enrolled in electronic delivery and wish to receive paper copies, please call us at (800) 632-2301. At any time you may view current prospectuses and financial reports on franklintempleton.com.

Please keep this supplement with your prospectus for future reference.